Summary Prospectus Supplement dated June 28, 2019

The purpose of this supplement is to provide you with changes to the current Summary Prospectus for Class A, C, Y and R6 shares of the Invesco California Tax-Free Income Fund.

This supplement amends the summary prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s).

The following information replaces in its entirety the fifth paragraph appearing under the heading “Principal Investment Strategies of the Fund”:

“Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities below investment grade. These types of securities are commonly referred to as junk bonds. With respect to such investments, the Fund has not established any limit on the percentage of its portfolio that may be invested in securities in any one rating category.”

You should read this supplement in conjunction with the summary prospectus and retain it for future reference.

MS-CTFI-SUMPRO SUP 062819